UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2015

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

100 Campus Drive, Florham Park	07932
(Address of principal executive offices)	(Zip Code)

(973) 822-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 5, 2015, Zoetis Inc. (the Company) issued a press release (the May 5, 2015 press release) reporting its financial results for the first quarter 2015 and announcing the Company’s operational efficiency initiative. A copy of the May 5, 2015 press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and incorporated by reference into Item 7.01 and the attached Exhibit 99.1 are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In the May 5, 2015 press release, Zoetis Inc. also announced a comprehensive operational efficiency initiative designed to reduce complexity in its global operations and optimize its resource allocation and efficiency. In connection with this initiative, effective May 5, 2015, Clinton A. Lewis, Jr. will resign from his position as Executive Vice President and President, U.S. Operations and assume the role of Executive Vice President and President, International Operations, and Kristin C. Peck will resign from her position as Executive Vice President and Group President and assume the role of Executive Vice President and President, U.S. Operations.

In recognition of his increased responsibilities as Executive Vice President and President, International Operations, effective May 5, 2015, Mr. Lewis will receive a base salary of $600,000, representing a 17.6% increase over his current base salary (in February 2015, following an evaluation of Mr. Lewis’ performance for the year-ended December 31, 2014, and a review of the compensation levels for comparable positions in the Company’s peer group, the Compensation Committee of the Company’s Board of Directors approved an 8.9% increase to Mr. Lewis’ base salary).
Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 Press Release issued on May 5, 2015, reporting Zoetis’ financial results for the first quarter 2015 and announcing the Company’s operational efficiency initiative.

SIGNATURE
Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

Zoetis Inc.

May 5, 2015	By:	/S/ PAUL HERENDEEN
Paul Herendeen
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

99.1	Press Release of Zoetis Inc. dated May 5, 2015, reporting Zoetis' financial results for the first quarter of 2015 and announcing the Company’s operational efficiency initiative.